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                                                                  EXHIBIT 24(b)


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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form SB-2 of our report dated February 14, 1997 relating to the financial statements of Virologix Corporation, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/PRICE WATERHOUSE LLP


PRICE WATERHOUSE LLP
New York, New York
February 21, 1997


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